AMD FINANCIAL RESULTS Fourth Quarter and Full Year 2022 January 31, 2023

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202322 CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as the features, functionality, performance, availability, timing and expected benefits of AMD products; AMD’s expected first quarter of 2023 and fiscal 2023 financial outlook, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP interest expense, taxes and other, non-GAAP tax rates and diluted share count; AMD’s total addressable market; and AMD’s ability to drive long-term shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; global economic uncertainty; cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; loss of a significant customer; impact of the COVID-19 pandemic on AMD’s business, financial condition and results of operations; competitive markets in which AMD’s products are sold; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to introduce products on a timely basis with expected features and performance levels; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyber-attacks; potential difficulties in upgrading and operating AMD’s new enterprise resource planning system; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of government actions and regulations such as export administration regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals-related provisions and other laws or regulations; impact of acquisitions, joint ventures and/or investments, including acquisitions of Xilinx and Pensando, on AMD’s business and AMD’s ability to integrate acquired businesses; impact of any impairment of the combined company’s assets on the combined company’s financial position and results of operation; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit facility; AMD's indebtedness; AMD's ability to generate sufficient cash to meet its working capital requirements or generate sufficient revenue and operating cash flow to make all of its planned R&D or strategic investments; political, legal, economic risks and natural disasters; future impairments of goodwill and technology license purchases; AMD’s ability to attract and retain qualified personnel; AMD’s stock price volatility; and worldwide political conditions. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP earnings per share and free cash flow. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For fiscal 2022, AMD uses a non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non-GAAP adjustments. For fiscal year 2023, AMD uses a projected non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non GAAP adjustments, reflecting currently available information. In addition, AMD provided pro forma revenue for the year ended December 31, 2022 and December 25, 2021 which include unaudited Xilinx pre-acquisition revenue from January 2, 2022 to February 13, 2022 and for the twelve months ended January 1, 2022, respectively, as supplemental information. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses, interest expense, taxes and other. These forward-looking non-GAAP measures are based on current expectations as of January 31, 2023, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202333 Expanding Customer & Partner Ecosystem Data Center and Embedded Growth Strong Financial Foundation Leadership Product Portfolio OUR JOURNEY

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202344 OUR LEADERSHIP TECHNOLOGY Software Enablement Open-source software co-designed with hardware and optimized for performance across heterogenous solutions Data Center Leadership Delivering innovation in cloud, enterprise, AI and accelerated computing Advanced Technology Driving leadership process technology and 3D chiplet packaging Industry-Leading IP Executing leadership CPU, GPU, DPU, FPGA and Adaptive SoC products and roadmaps

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202355 OUR LEADERSHIP PRODUCTS Embedded Leadership FPGAs, Adaptive SoCs and SoMs, and embedded CPUs and GPUs for a broad set of markets Gaming Top-to-bottom desktop and notebook GPUs, game console and semi-custom SoCs Client Leadership CPUs and APUs for notebook and desktop PCs and commercial workstations Data Center Leadership data center solutions with server CPUs, GPUs, FPGAs, DPUs and Adaptive SoCs

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 20236 REVENUE SUMMARY FY 2022 ▪ Revenue of $23.6 billion grew 44% y/y driven by higher Embedded, Data Center and Gaming segment revenue, partially offset by lower Client segment revenue ▪ Pro forma1 revenue of $24.1 billion, up 20% compared to $20.1 billion in 2021, on combined AMD and Xilinx company basis $16.4B $23.6B FY 2021 FY 2022 1. See Appendices for Pro-forma revenue reconciliation.

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 20237 REVENUE SUMMARY Q4 2022 ▪ Revenue of $5.6 billion grew 16% y/y driven by growth across the Embedded and Data Center segments, partially offset by lower Client and Gaming segment revenue $4.8B $5.6B Q4 2021 Q4 2022

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 20238 GROSS MARGIN SUMMARY FY 2022 1. See Appendices for GAAP to Non-GAAP reconciliation ▪ Non-GAAP gross margin increase primarily driven by a richer product mix with higher Embedded and Data Center segment revenue, partially offset by lower Client segment revenue Non-GAAP1 48% 45% FY 2021 FY 2022 GAAP ▪ Gross margin decrease primarily due to amortization of Xilinx acquisition-related intangible assets 48% 52% FY 2021 FY 2022

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 20239 GROSS MARGIN SUMMARY Q4 2022 1. See Appendices for GAAP to Non-GAAP reconciliation ▪ Non-GAAP gross margin increase primarily driven by a richer product mix with higher Embedded and Data Center segment revenue, partially offset by lower Client segment revenue Non-GAAP1 50% 43% Q4 2021 Q4 2022 GAAP ▪ Gross margin decrease primarily due to amortization of Xilinx acquisition-related intangible assets 50% 51% Q4 2021 Q4 2022

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202310 $3.6B $1.3B FY 2021 FY 2022 OPERATING INCOME SUMMARY FY 2022 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 $4.1B $6.3B FY 2021 FY 2022 ▪ Operating income decrease primarily due to amortization of Xilinx acquisition-related intangible assets ▪ Non-GAAP operating income primarily driven by higher revenue and gross margin expansion

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202311 $1.2B $(0.1)B Q4 2021 Q4 2022 OPERATING INCOME (LOSS) SUMMARY Q4 2022 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 $1.3B $1.3B Q4 2021 Q4 2022 ▪ Operating loss primarily due to amortization of Xilinx acquisition-related intangible assets ▪ Non-GAAP operating income was flat y/y

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202312 EARNINGS PER SHARE SUMMARY FY 2022 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 ▪ Net income of $1.3 billion compared to $3.2 billion in prior year ▪ Earnings per share $0.84 compared to $2.57 in prior year $2.57 $0.84 FY 2021 FY 2022 $2.79 $3.50 FY 2021 FY 2022 ▪ Non-GAAP net income of $5.5 billion compared to $3.4 billion, up 60% from the prior year ▪ Earnings per share $3.50 compared to $2.79 in prior year, primarily due to Data Center segment growth and the addition of Xilinx

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202313 EARNINGS PER SHARE SUMMARY Q4 2022 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 ▪ Net income of $21 million, decreased y/y primarily due to amortization of Xilinx acquisition-related intangible assets, partially offset by a $154 million tax benefit in the quarter ▪ EPS declined primarily due to amortization of Xilinx acquisition-related intangible assets $0.80 $0.01 Q4 2021 Q4 2022 $0.92 $0.69 Q4 2021 Q4 2022 ▪ Non-GAAP net income of $1.1 billion, flat y/y ▪ Non-GAAP EPS declined primarily due to lower Client segment operating income

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202314 ($ in millions, except per share data) 2022 2021 Y/Y Revenue $23,601 $16,434 Up 44% Gross Profit $10,603 $7,929 Up 34% Gross Margin % 45% 48% Down 330bps Operating Expenses $9,441 $4,293 Up 120% Operating Expense/Revenue % 40% 26% Up 14 pp Operating Income $1,264 $3,648 Down 65% Operating Margin % 5% 22% Down 17 pp Net Income $1,320 $3,162 Down 58% Earnings Per Share $0.84 $2.57 Down 67% FY 2022 SUMMARY P&L | GAAP

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202315 ($ in millions, except per share data) 2022 2021 Y/Y Revenue $23,601 $16,434 Up 44% Gross Profit $12,273 $7,934 Up 55% Gross Margin % 52% 48% Up 370 bps Operating Expenses $6,030 $3,877 Up 56% Operating Expense/Revenue % 26% 24% Up 2 pp Operating Income $6,345 $4,069 Up 56% Operating Margin % 27% 25% Up 2 pp Net Income $5,504 $3,435 Up 60% Earnings Per Share1 $3.50 $2.79 Up 25% FY 2022 SUMMARY P&L | NON-GAAP 1 1. See Appendices for GAAP to Non-GAAP reconciliation and share count reference

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202316 ($ in millions, except per share data) Q4’22 Q4’21 Y/Y Revenue $5,599 $4,826 Up 16% Gross Profit $2,403 $2,426 Flat Gross Margin % 43% 50% Down 740 bps Operating Expenses $2,557 $1,223 Up 109% Operating Expense/Revenue % 46% 25% Up 21 pp Operating Income (Loss) $(149) $1,207 Down 112% Operating Margin % (3)% 25% Down 28 pp Net Income $21 $974 Down 98% Earnings Per Share $0.01 $0.80 Down 99% Q4 2022 SUMMARY P&L | GAAP

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202317 ($ in millions, except per share data) Q4’22 Q4’21 Y/Y Revenue $5,599 $4,826 Up 16% Gross Profit $2,859 $2,427 Up 18% Gross Margin % 51% 50% Up 70 bps Operating Expenses $1,602 $1,103 Up 45% Operating Expense/Revenue % 29% 23% Up 6 pp Operating Income $1,262 $1,328 Down 5% Operating Margin % 23% 27% Down 4 pp Net Income $1,113 $1,122 Flat Earnings Per Share¹ $0.69 $0.92 Down 25% Q4 2022 SUMMARY P&L | NON-GAAP1 1. See Appendices for GAAP to Non-GAAP reconciliation and share count reference

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202318 $3.4 $3.9 $4.3 $4.8 $5.9 $6.6 $5.6 $5.6 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 EMBEDDED AND DATA CENTER SEGMENTS GREW Y/Y, CLIENT AND GAMING SEGMENT LOWER Y/Y +16% y/y REVENUE ($ in Billions)

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202319 46% 48% 48% 50% 48% 46% 42% 43% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Y/Y DECREASE PRIMARILY DUE TO AMORTIZATION OF XILINX ACQUISITION-RELATED INTANGIBLE ASSETS GROSS MARGIN (GAAP) -7pp y/y

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202320 46% 48% 48% 50% 53% Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 51% Y/Y INCREASE PRIMARILY DRIVEN BY RICHER PRODUCT MIX WITH HIGHER EMBEDDED AND DATA CENTER SEGMENT REVENUE, PARTIALLY OFFSET BY LOWER CLIENT SEGMENT REVENUE GROSS MARGIN (Non-GAAP)* *See Appendices for GAAP to Non-GAAP reconciliation. 50% 54% +1pp y/y

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202321 $0.45 $0.58 $0.75 $0.80 $0.56 $0.27 $0.04 $0.01 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 -99% y/y EARNINGS PER SHARE (GAAP) Y/Y DECREASE PRIMARILY DUE TO AMORTIZATION OF XILINX ACQUISITION-RELATED INTANGIBLE ASSETS

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202322 $0.52 $0.63 $0.73 $0.92 $1.13 $1.05 $0.67 $0.69 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 -25% y/y EARNINGS PER SHARE (Non-GAAP)* Q4 DOWN Y/Y PRIMARILY DUE TO LOWER CLIENT OPERATING INCOME *See Appendices for GAAP to Non-GAAP reconciliation

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202323 Q4 & FY 2022 SUMMARY BALANCE SHEET ITEMS STRONG NET CASH POSITION Returned $3.7 billion to shareholders in FY’22 through share repurchases ($ in millions) Q4’22 Q4’21 Y/Y Cash, Cash Equivalents and Short-term Investments $5,855 $3,608 Up $2,247 Accounts Receivable, Net $4,126 $2,706 Up $1,420 Inventories $3,771 $1,955 Up $1,816 Total Debt, Net $2,467 $313 Up $2,154

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202324 Q4 & FY 2022 SEGMENT RESULTS ($ in millions) Q4’22 Q4’21 Y/Y 2022 2021 Y/Y Data Center Net Revenue $1,655 $1,163 Up 42% $6,043 $3,694 Up 64% Operating Income $444 $369 Up 20% $1,848 $991 Up 86% Client Net Revenue $903 $1,829 Down 51% $6,201 $6,887 Down 10% Operating Income (Loss) $(152) $530 Down 129% $1,190 $2,088 Down 43% Gaming Net Revenue $1,644 $1,763 Down 7% $6,805 $5,607 Up 21% Operating Income $266 $407 Down 35% $953 $934 Up 2% Embedded Net Revenue $1,397 $71 Up 1,868% $4,552 $246 Up 1,750% Operating Income $699 $18 Up 3,783% $2,252 $44 Up 5,018% (GAAP)

DATA CENTER SEGMENT Q4 2022

Quarterly Revenue


$1.2B
$1.7B
Q4 2021
Q4 2022

Revenue

$1.7 Billion

Up 42% y/y

Strong sales of EPYC™ server processors

Operating Margin


32%
27%
Q4 2021
Q4 2022

Operating Income

$444 Million

vs. $369 Million a year ago

Growth in operating income primarily driven by higher revenue, partially offset by higher R&D investments to support growth

AMD EPYC AMD INSTINCT AMD XILINX AMD PENSANDO

Strategic Highlights

- Announced availability of 4th Gen EPYC CPU processors delivering leadership performance and energy efficiency
- Previewed AMD Instinct™ MI300 designed for leadership HPC and AI performance
- Powering 101 supercomputers in Top500 list of most powerful supercomputers
- Record sales of Xilinx data center and networking products, and significant ramp of Pensando DPU sales from prior quarter

25 Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 2023

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202326 CLIENT SEGMENT Q4 2022 ▪ Announced broadest portfolio of high- performance PC products for mobile and desktop applications, including: ▪ RyzenTM 7040 CPU Series for ultrathin notebooks, industry’s 1st x86 CPUs with a dedicated, on-chip AI inference engine ▪ Ryzen 7045 CPU Series, AMD’s 1st mobile processors based on chiplet design delivering significantly higher performance for gaming and content creation applications Strategic Highlights $1.8B $0.9B Q4 2021 Q4 2022 29% (17)% Q4 2021 Q4 2022 Quarterly Revenue Operating Margin Revenue $903 Million Down 51% y/y Due to reduced processor shipments Operating Income (Loss) $(152) Million vs. $530 Million a year ago Operating loss primarily due to lower revenue

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202327 23% 16% Q4 2021 Q4 2022 GAMING SEGMENT Q4 2022 ▪ Announced RadeonTM RX 7900 series graphics cards, world’s 1st gaming graphics card with advanced AMD chiplet design ▪ Announced AMD Radeon 7000 Series Graphics for laptop PCs designed for exceptional energy efficiency and performance Strategic Highlights $1.8B $1.6B Q4 2021 Q4 2022 Quarterly Revenue Operating Margin Revenue $1.6 Billion Down 7% y/y Operating Income $266 Million vs. $407 Million a year ago Decline in operating income primarily due to lower graphics revenue Driven by lower gaming graphics sales partially offset by higher semi-custom product revenue

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202328 EMBEDDED SEGMENT Q4 2022 ▪ Announced multiple new wins for AMD’s automotive grade ZynqTM Ultrascale+TM MP SoC platforms with several of the largest vehicle equipment suppliers ▪ AMD VitisTM Medical Imaging libraries to bring premium medical imaging products to market faster Strategic Highlights $1.4B Q4 2021 Q4 2022 25% 50% Q4 2021 Q4 2022 Quarterly Revenue Operating Margin Revenue $1.4 Billion Up 1,868% y/y Primarily driven by inclusion of Xilinx embedded revenue Operating Income $699 Million vs. $18 Million a year ago $0.1B Growth in operating income primarily driven by inclusion of Xilinx revenue

FINANCIAL OUTLOOK – NON-GAAP[1]

($ in millions)	Q1'23	FY 2023
Revenue	~$5.3 Billion +/- $300 Million Decrease of ~10% y/y	Data Center and Embedded segments expected to grow y/y
Gross Margin %	~50%	~flattish in 1H 2023, expansion in 2H 2023
Operating Expenses	~$1.6 Billion	~flat quarterly with Q1'23 until demand environment improves
Interest Expense, Taxes and Other	~$146 Million	--
Effective Tax Rate	~13% of pre-tax income	~13% of pre-tax income
Diluted Share Count[2]	~1.62 Billion shares	~1.62 Billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of January 31, 2023, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, amortization of acquired intangible assets, income tax provision, equity income in investee, and other non-recurring items such as loss on debt redemption/conversion, impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control, therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.

2. Refer to Diluted Share Count overview in the Appendices

29 Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 2023

AMD
together we advance_

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 20233030 Strong Data Center, Embedded and Gaming Segment Performance Gross Margin 45% Non-GAAP GM 52% Operating Cash Flow $3.6B Free Cash Flow $3.1B Revenue $23.6B Up 44% Y/Y FY 2022 SUMMARY 1 RECORD ANNUAL REVENUE, NON-GAAP GROSS MARGIN AND PROFITABILITY1 1. 1. See Appendices for GAAP to Non-GAAP reconciliation

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 20233131 Growth in Embedded and Data Center Segments Gross Margin 43% Non-GAAP GM 51% Operating Cash Flow $567M Free Cash Flow $443M Revenue $5.6B Up 16% Y/Y Q4 2022 SUMMARY 1 DATA CENTER AND EMBEDDED PRODUCTS >50% OF 4TH QUARTER REVENUE 1. 1. See Appendices for GAAP to Non-GAAP reconciliation

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 20233232 AMD COMMITMENT TO ESG Governance Delivering industry leading products with integrity, innovation and quality in order to help solve global challenges Social Creating a culture that drives innovation by fostering diversity, inclusion and belonging Environmental Steadfast commitment to environmental sustainability and contributing to our local communities PURPOSE-DRIVEN HIGH-PERFORMANCE AND ADAPTIVE COMPUTING

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 2023333 Large and Compelling $300B TAM World-Class Execution and Focus Unmatched Technology Leadership Expanding Data Center Leadership and Pervasive AI Strong Balance Sheet OUR NEXT JOURNEY DRIVING LONG-TERM SHAREHOLDER RETURNS

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202334 RECONCILIATION OF AS-REPORTED REVENUE TO AMD PRO FORMA REVENUE APPENDICES (1) Pre-acquisition revenue for the year ended December 31, 2022 includes unaudited Xilinx revenue from January 2, 2022 to February 13, 2022. Pre-acquisition revenue for the year ended December 25, 2021 includes unaudited Xilinx revenue for the twelve months ended January 1, 2022. (2) The unaudited AMD net revenue prepared on a pro forma basis represents the Company's consolidated revenue for the year ended December 31, 2022 and December 25, 2021, as if the acquisitions had been consummated as of the beginning of the fiscal year 2021 (i.e., December 27, 2020). The unaudited pro forma revenue is presented on the basis of the Company’s fiscal year and combines the historical results of the fiscal periods of the Company with the following historical results of Xilinx: the year ended December 31, 2022 includes Xilinx revenue for the twelve-month period beginning January 2, 2022 through December 31, 2022; and the year ended December 25, 2021 includes Xilinx revenue for the twelve months ended January 1, 2022. The unaudited pro forma financial revenue presented is for informational purposes only and is not necessarily indicative of the results of operations that would have been achieved if the Xilinx acquisitions were completed at the beginning of fiscal year 2021 and are not indicative of the future operating results of the combined company. (Billions) (Unaudited) 2022 2021 AMD Net Revenue – As Reported $ 23.6 $ 16.4 Pre-Acquisition Revenue (1) 0.5 3.7 AMD Net Revenue – Pro Forma (2) $ 24.1 $ 20.1

APPENDICES

RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN

(Millions) (Unaudited)	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	2021	2022
GAAP gross profit	$ 1,587	$ 1,830	$ 2,086	$ 2,426	$ 2,818	$ 3,028	$ 2,354	$ 2,403	$ 7,929	$ 10,603
GAAP gross margin %	46%	48%	48%	50%	48%	46%	42%	43%	48%	45%
Stock-based compensation	1	2	1	1	4	8	8	9	5	29
Acquisition-related costs (1)	–	–	–	–	92	95	2	4	–	193
Amortization of acquired intangible assets	–	–	–	–	186	407	412	443	–	1,448
Non-GAAP gross profit	$ 1,588	$ 1,832	$ 2,087	$ 2,427	$ 3,100	$ 3,538	$ 2,776	$ 2,859	$ 7,934	$ 12,273
Non-GAAP gross margin %	46%	48%	48%	50%	53%	54%	50%	51%	48%	52%

RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

(Millions) (Unaudited)	Q4'22	Q4'21	2022	2021
GAAP operating expenses	$ 2,557	$ 1,223	$9,441	$4,293
GAAP Operating Expenses/Revenue %	46%	25%	40%	26%
Stock-based compensation	301	111	983	374
Acquisition-related costs (1)	53	9	328	42
Amortization of acquired intangible assets	601	–	2,100	–
Non-GAAP operating expenses	$ 1,602	$ 1,103	$6,030	$3,877
Non-GAAP Operating Expenses/Revenue %	29%	23%	26%	24%

(1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory and certain compensation charges.

35 Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 2023

AMD
together we advance_

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202336 APPENDICES RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME (Millions) (Unaudited) Q4’22 Q4’21 2022 2021 GAAP operating income (loss) $ (149) $ 1,207 $1,264 $3,648 GAAP operating margin % (3%) 25% 5% 22% Stock-based compensation 310 112 1,012 379 Acquisition-related costs (1) 57 9 521 42 Amortization of acquired intangible assets 1,044 - 3,548 – Non-GAAP operating income $ 1,262 $ 1,328 $6,345 $4,069 Non-GAAP operating margin % 23% 27% 27% 25% (1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory and certain compensation charges

APPENDICES

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME / EARNINGS PER SHARE

(Millions, except per share data) (Unaudited)	Q1'21		Q2'21		Q3'21		Q4'21		Q1'22		Q2'22		Q3'22		Q4'22	
GAAP net income / earnings per share	$ 555	$ 0.45	$ 710	$ 0.58	$ 923	$ 0.75	$ 974	$ 0.80	$ 786	$ 0.56	$ 447	$ 0.27	$ 66	$ 0.04	$ 21	$ 0.01
Loss on debt redemption/conversion	6	0.01	1	–	–	–	–	–	–	–	–	–	–	–	–	–
(Gains) losses on equity investments, net	8	0.01	–	–	(60)	(0.05)	(4)	–	44	0.03	10	–	3	–	5	–
Stock-based compensation	85	0.07	83	0.06	99	0.08	112	0.09	174	0.12	259	0.16	269	0.16	310	0.19
Equity income in investee	(2)	–	(2)	–	(2)	–	–	–	(3)	–	(4)	–	(4)	–	(3)	–
Acquisition-related costs (1)	15	0.01	10	0.01	8	0.01	9	–	233	0.17	174	0.11	57	0.04	57	0.04
Amortization of acquired intangible assets	–	–	–	–	–	–	–	–	479	0.34	1,023	0.63	1,002	0.62	1,044	0.65
Income tax provision	(25)	(0.03)	(24)	(0.02)	(75)	(0.06)	31	0.03	(124)	(0.09)	(202)	(0.12)	(298)	(0.19)	(321)	(0.20)
Non-GAAP net income / earnings per share	$ 642	$ 0.52	$ 778	$ 0.63	$ 893	$ 0.73	$1,122	$ 0.92	$1,589	$ 1.13	$1,707	$ 1.05	$1,095	$ 0.67	$1,113	$ 0.69
Shares used and net income adjustment in earnings per share calculation																
Shares used in per share calculation (GAAP) (2)		1,231		1,232		1,230		1,222		1,410		1,632		1,625		1,618
Shares used in per share calculation (Non-GAAP) (2)		1,233		1,232		1,230		1,222		1,410		1,632		1,625		1,618

(1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory and certain compensation charges.
(2) GAAP and non-GAAP diluted EPS include the assumed conversion of the Company's 2026 Convertible Notes under the "if converted" method.

37 Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 2023

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Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202338 (Millions, except per share data) (Unaudited) 2021 2022 GAAP net income / earnings per share $ 3,162 $ 2.57 $1,320 $0.84 Loss on debt redemption/conversion 7 – – – (Gains) losses on equity investments, net (56) (0.04) 62 0.04 Stock-based compensation 379 0.31 1,012 0.64 Equity income in investee (6) – (14) (0.01) Acquisition-related costs (1) 42 0.03 521 0.33 Amortization of acquired intangible assets – – 3,548 2.26 Income tax provision (93) (0.08) (945) (0.60) Non-GAAP net income / earnings per share $3,435 $ 2.79 $5,504 $3.50 Shares used and net income adjustment in earnings per share calculation Shares used in per share calculation (GAAP) (2) 1,229 1,571 Shares used in per share calculation (Non-GAAP) (2) 1,229 1,571 RECONCILIATION OF GAAP TO NON-GAAP NET INCOME / EARNINGS PER SHARE (1) Acquisition-related costs primarily comprised of transaction costs, purchase price adjustments for inventory and certain compensation charges. (2) GAAP and non-GAAP diluted EPS include the assumed conversion of the Company's 2026 Convertible Notes under the "if converted" method. APPENDICES

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202339 (Millions) (Unaudited) Q4’22 2022 Operating cash flow 567 3,565 Operating cash flow margin % 10% 15% Purchases of property and equipment (124) (450) Free cash flow 443 3,115 Free cash flow margin % 8% 13% APPENDICES RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW

Q4 AND FY 2022 FINANCIAL RESULTS – JANUARY 31, 202340 Shares (millions) (1) Q1’22 Q2’22 Q3’22 Q4’22 2022 Q1’23 2023 Actual Actual Actual Actual Actual Estimate Estimate Basic shares 1,393 1,618 1,615 1,613 1,561 1,612 1,619 Dilutive impact from employee equity grants and warrant (2) 17 14 10 5 10 5 6 Diluted shares 1,410 1,632 1,625 1,618 1,571 1,617 1,625 APPENDICES SHARE COUNT OVERVIEW The table above provides actual share count for Q1’22, Q2’22, Q3’22, Q4’22, and 2022 and an estimate of share count to use when calculating GAAP and non-GAAP diluted earnings per share for Q1’23 and FY 2023. (1) Share counts are weighted average shares. (2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q1’22, Q2’22, Q3’22, and Q4’22 average stock price was $121.81, $96.04, $86.37, and $66.00, respectively. The Q4’22 average stock price of $66.00 was assumed for Q1’23 and FY23 average stock price estimates.